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                                                                    EXHIBIT 99.3

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
             SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF
                  SECTION 1350 OF TITLE 18, UNITED STATES CODE)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections
(a) and (b) of Section 1350 of Title 18, United States Code), I, James J. Postl, President and Chief Executive Officer of the Pennzoil-Quaker State Company, a Delaware corporation, hereby certify, to my knowledge, that:

                   (1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated August 13, 2002

                                          /s/ James J. Postl
                                          --------------------------------------
                                          James J. Postl
                                          President and Chief Executive Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, (Subsections (a) and (b) of
Section 1350 of Title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.